Table 1
Summary of Land-Use Entitlements (1)
Active JOE Residential and Mixed-Use Projects in Florida
June 30, 2007

Project	Class.(2)	County	Project Acres	Project Units(3)	Residential Units Closed Since Inception	Residential Units Under Contract as of 6/30/07	Total Residential Units Remaining	Remaining Commercial Entitlements (Sq. Ft.) (4)

In Development:(5)
Artisan Park (6)	PR	Osceola	175	616	541	1	74	--
Cutter Ridge	PR	Franklin	10	25	--	--	25	--
Hawks Landing	PR	Bay	88	168	108	--	60	--
Landings at Wetappo	RR	Gulf	113	24	7	--	17	--
Palmetto Trace	PR	Bay	141	481	477	--	4	--
Paseos (6)	PR	Palm Beach	175	325	322	--	3	--
PineWood	PR	Bay	104	264	--	--	264	--
RiverCamps on Crooked Creek	RS	Bay	1,491	408	184	--	224	--
Rivercrest (6)	PR	Hillsborough	413	1,382	1,380	--	2	--
RiverSide at Chipola	RR	Calhoun	120	10	2	--	8	--
RiverTown	PR	St. Johns	4,170	4,500	--	--	4,500	500,000
SevenShores (Perico Island)	RS	Manatee	192	686	--	--	686	9,000
SouthWood	VAR	Leon	3,370	4,770	2,223	2	2,545	4,697,360
St. Johns Golf & Country Club	PR	St. Johns	880	799	794	--	5	--
SummerCamp Beach	RS	Franklin	762	499	80	--	419	25,000
The Hammocks	PR	Bay	133	457	456	--	1	--
Victoria Park	PR	Volusia	1,859	4,200	1,299	169	2,732	818,654
WaterColor	RS	Walton	499	1,140	877	--	263	47,600
WaterSound	VAR	Walton	2,425	1,432	19	1	1,412	457,380
WaterSound Beach	RS	Walton	256	511	427	7	77	29,000
WaterSound West Beach	RS	Walton	62	199	25	1	173	--
WindMark Beach	RS	Gulf	2,020	1,662	131	--	1,531	75,000
Subtotal			19,458	24,558	9,352	181	15,025	6,658,994

In Pre-Development:(5)
Avenue A	PR	Gulf	6	96	--	--	96	--
Bayview Estates	PR	Gulf	31	45	--	--	45	--
Bayview Multifamily	PR	Gulf	20	300	--	--	300	--
Beacon Hill	RR	Gulf	3	12	--	--	12	--
Beckrich NE	PR	Bay	15	70	--	--	70	--
Boggy Creek	PR	Bay	630	526	--	--	526	--
Bonfire Beach	RS	Bay	550	750	--	--	750	70,000
College Station	PR	Bay	567	800	--	--	800	--
DeerPoint Cedar Grove	PR	Bay	668	950	--	--	950	--
East Lake Creek	PR	Bay	81	313	--	--	313	--
East Lake Powell	RS	Bay	181	360	--	--	360	30,000
Hills Road	RS	Bay	30	356	--	--	356	--
Howards Creek	RR	Gulf	8	33	--	--	33	--
Laguna Beach West	PR	Bay	59	382	--	--	382	--
Long Avenue	PR	Gulf	10	30	--	--	30	--
Palmetto Bayou	PR	Bay	58	217	--	--	217	90,000
Panama City Mixed Use, Phase 1	VAR	Bay	115	320	--	--	320	--
ParkSide	PR	Bay	48	480	--	--	480	--
Pier Park NE	VAR	Bay	57	460	--	--	460	190,000
Pier Park Timeshare	RS	Bay	13	125	--	--	125	--
Port St. Joe Draper, Phase 2	PR	Gulf	994	2,125	--	--	2,125	150,000
Port St. Joe Town Center	VAR	Gulf	180	624	--	--	624	500,000
Powell Adams	RS	Bay	32	1,425	--	--	1,425	--
Sabal Island	RS	Gulf	45	18	--	--	18	--
The Cove	RR	Gulf	57	81	--	--	81	--
Timber Island (7)	RS	Franklin	49	407	--	--	407	14,500
Topsail	VAR	Walton	115	627	--	--	627	300,000
Wavecrest	RS	Bay	7	95	--	--	95	--
WestBay Corners SE	VAR	Bay	100	524	--	--	524	50,000
WestBay Corners SW	PR	Bay	64	160	--	--	160	--
WestBay DSAP	VAR	Bay	15,089	5,628	--	--	5,628	4,330,000
WestBay Landing (8)	VAR	Bay	950	214	--	--	214	--
WhiteFence Farms, Red Hills	RR	Leon	373	61	--	--	61	--
Subtotal			21,205	18,614	--	--	18,614	5,724,500
Total			40,663	43,172	9,352	181	33,639	12,383,494

(1)
A project is deemed land-use entitled when all major discretionary governmental land-use approvals have been received.   Some of these projects may require additional permits for development and/or build-out; they also may be subject to legal challenge.

(2)	Current JOE land classifications:

•	PR – Primary residential.
•	RS – Resort and seasonal residential, which includes RiverCamps.
•	RR – Rural residential, which includes WhiteFence Farms, Homesteads and other rural residential products.
•	VAR – Includes multiple classifications. For example, a project may have substantial commercial and residential acres.

(3)
Project units represent the maximum number of units entitled or currently expected at full build-out.  The actual number of units or square feet to be constructed at full build-out may be lower than the number entitled or currently expected.

(4)	Represents the remaining square feet with land-use entitlements as designated in a development order or expected given the existing property land use or zoning and present plans. Commercial entitlements include retail, office and industrial uses. Industrial uses total 6,128,381 square feet including SouthWood, RiverTown and the West Bay DSAP.
(5)
A project is “in development” when construction on the project has commenced.  A project in “pre-development” has land-use entitlements but is still under internal evaluation or requires one or more additional permits prior to the commencement of construction.

(6)	Artisan Park is 74 percent owned by JOE. Paseos and Rivercrest are each 50 percent owned by JOE.
(7)
Timber Island entitlements include seven residential units and 400 units for hotel or other transient uses (including units held with fractional ownership such as private residence clubs) and include 480 wet/dry marina slips.

(8)	West Bay Landing is a sub-project within WestBay DSAP.

Table 2
Proposed JOE Residential and Mixed-Use Projects
In the Land-Use Entitlement Process in Florida (1)
June 30, 2007

Project	Class(2)	County	Project Acres	Estimated Project Units (3)	Estimated Commercial Entitlements (Sq. Ft.) (3)
Carrabelle East	PR	Franklin	200	600	--
Country Walk	RR	Bay	1,300	125	--
Panama City Beach Mixed Use Phase 2	VAR	Bay	1,299	2,780	635,000
Port St. Joe Draper, Phase 1	PR	Gulf	639	1,200	--
SouthSide	VAR	Leon	1,625	2,800	1,150,000
South Walton Multifamily	PR	Walton	40	212	--
Star Avenue North	VAR	Bay	271	1,248	380,000
St. James Island McIntyre	RR	Franklin	1,704	340	--
St. James Island RiverCamps	RS	Franklin	2,500	500	--
St. James Island Granite Point	RS	Franklin	1,000	2,000	--
The Cove, Phase 3	RR	Gulf	7	26	--
Total			10,585	11,831	2,165,000

(1)
A project is deemed to be in the land-use entitlement process when customary steps necessary for the preparation and submittal of an application, such as conducting pre-application meetings or similar discussions with governmental officials, have commenced and/or an application has been filed.  All projects listed have significant entitlement steps remaining that could affect their timing, scale and viability.  There can be no assurance that these entitlements will ultimately be received.

(2)	Current JOE land classifications:

•	PR – Primary residential.
•	RS – Resort and seasonal residential, which includes RiverCamps.
•	RR – Rural residential, which includes WhiteFence Farms, Homesteads and other rural residential products.
•	VAR – Includes multiple classifications. For example, a project may have substantial commercial and residential acres.

(3)	The actual number of units or square feet to be constructed at full build-out may be lower than the number ultimately entitled.

Table 3
Summary of Additional Commercial Land-Use Entitlements (1)
(Commercial Projects Not Included in Tables 1 and 2 Above)
Active JOE Florida Commercial Projects
June 30, 2007

Project	County	Project Acres	Acres Sold Since Inception	Acres Under Contract As of 6/30/07	Total Acres Remaining
Airport Commerce	Leon	46	6	1	38
Airport Road	Franklin	13	--	--	13
Alf Coleman Retail	Bay	25	18	5	2
Avery St. Retail	Bay	10	10	--	--
Beach Commerce	Bay	157	149	5	3
Beach Commerce II	Bay	112	11	4	97
Beckrich Office Park	Bay	16	12	2	2
Beckrich Retail	Bay	43	22	18	3
Cedar Grove Commerce	Bay	51	--	--	51
Franklin Industrial	Franklin	7	--	--	7
Glades Retail	Bay	14	--	--	14
Gulf Boulevard	Bay	76	21	25	30
Hammock Creek Commerce	Gadsden	165	27	--	138
Mill Creek Commerce	Bay	37	--	--	37
Nautilus Court	Bay	11	4	--	7
Port St. Joe Commerce II	Gulf	39	9	--	30
Port St. Joe Commerce III	Gulf	54	--	--	54
Port St. Joe Medical	Gulf	19	--	--	19
Powell Hills Retail	Bay	44	--	--	44
South Walton Commerce	Walton	39	18	--	21
Total		978	307	60	611

(1)
A project is deemed land-use entitled when all major discretionary governmental land-use approvals have been received.  Some of these projects may require additional permits for development and/or build-out; they also may be subject to legal challenge.  Includes significant JOE projects that are either operating, under development or in the pre-development stage.

Table 4
Stock Repurchase Activity
Through June 30, 2007

	Shares
Period	Purchased	Surrendered (1)	Total	Total Cost (in millions)	Average Price

1998	2,574,200	11,890	2,586,090	$55.5	$21.41
1999	2,843,200	11,890	2,855,090	69.5	24.31
2000	3,517,066	--	3,517,066	80.2	22.78
2001	7,071,300	58,550	7,129,850	176.0	24.67
2002	5,169,906	256,729	5,426,635	157.6	29.03
2003	2,555,174	812,802	3,367,976	102.9	30.55
2004	1,561,565	884,633	2,446,198	105.0	42.90
2005	1,705,000	68,648	1,773,648	124.8	70.33
2006	948,200	148,417	1,096,617	57.3	52.22
2007 (through June 30)	--	4,179	4,179	0.2	55.13
Total/Weighted Average	27,945,611	2,257,738	30,203,349	$929.1	$30.74

(1)	Shares surrendered by company executives as payment for the strike price and taxes due on exercised stock options and the taxes due on the vesting of restricted stock.

Table 5
Residential Real Estate
Sales Activity
Three Months Ended June 30,
($ in millions)

	2007				2006
	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit

Home Sites (2)	94	$16.6	$7.5	$9.1	43	$9.7	$3.5	$6.2
Homes (3) (4)	64	25.3	20.6	4.7	384	122.2	93.3	29.0
Total	158	$41.9	$28.1	$13.8	427	$131.9	$96.8	$35.2

(1)
Cost of sales for home sites in the second quarter of 2007 consisted of $6.1 million in direct costs, $0.6 million in selling costs and $0.8 million in indirect costs.  Cost of sales for home sites in the second quarter of 2006 consisted of $2.9 million in direct costs, $0.3 million in selling costs and $0.3 million in indirect costs.  Cost of sales for homes in the second quarter of 2007 consisted of $16.1 million in direct costs, $1.4 million in selling costs and $3.1 million in indirect costs.  Cost of sales for homes in the second quarter of 2006 consisted of $79.6 million in direct costs, $6.1 million in selling costs and $7.6 million in indirect costs.

(2)
Profit has been deferred as a result of continuing development obligations at SummerCamp Beach and WaterSound West Beach.  As a consequence, revenue recognition and closings may occur in different periods.

(3)
Homes include single-family, multifamily and Private Residence Club (PRC) units.  Multifamily and PRC revenue is recognized, if preconditions are met, on a percentage-of-completion basis.  As a consequence, revenue recognition and closings may occur in different periods.  Percentage-of-completion accounting was utilized at Artisan Park in the second quarter of 2007.  Paseos and Rivercrest, two unconsolidated joint ventures, are not included.   Sales are substantially complete at both of these communities.

(4)
Includes 40 home closings with revenues of $11.2 million and gross profit of $1.5 million in the second quarter of 2007, attributable to Saussy Burbank, compared to 153 home closings with revenues of $43.5 million and gross profit of $5.5 million in the second quarter of 2006.  Such revenue and costs have been reflected in Discontinued Operations in the company’s Results of Operations.

Table 6
Residential Real Estate
Units Placed Under Contract
Three Months Ended June 30,

	2007	2006	Percentage Change
Home Sites	258	46	460.9%
Homes (1)	46	224	(79.5)
Total (1)	304	270	12.6%

(1)	Homes include single-family homes, multifamily and PRC units. Paseos and Rivercrest, two unconsolidated joint ventures, are not included. Sales are substantially complete at both of these communities.

Table 7
Residential Real Estate
        Backlog (1)
     ($ in millions)

	June 30, 2007		June 30, 2006
	Units	Revenues	Units	Revenues
Home Sites	171	$6.9	18	$1.7
Homes (2)	10	4.3	554	207.4
Total	181	$11.2	572	$209.1

(1)
Backlog represents units under contract but not yet closed.  Paseos and Rivercrest, two joint ventures 50 percent owned by JOE, are not included. Backlog at Paseos and Rivercrest totaled $0.2 million for 1 unit at the end of the second quarter of 2007, compared to $44.8 million for 174 units at the end of the second quarter of 2006.

(2)	As of June 30, 2007, there were no units subject to percentage-of-completion accounting in the homes backlog. As of June 30, 2006, there were 95 units subject to percentage-of completion accounting with related revenue of $44.9 million (of which $38.4 million had previously been recognized in the financial statements).

Table 8
Residential Real Estate
National Homebuilder Summary
of Home Site Commitments and Purchases

Activity During the
Three Months Ended June 30, 2007

	Total Units Committed (1)	Total Units Closed 6/30/07	Average Price Closed Units
Beazer Homes
Breakfast Point	--	--	N/A
Laguna West	--	--	N/A
SouthWood	--	18	$52,980
Shea Homes
Victoria Park	705	--	N/A
David Weekley Homes
Hawks Landing	--	15	$60,900
Palmetto Trace	--	3	$83,460
PineWood	--	--	N/A
RiverTown	93	--	N/A
SouthWood	--	11	$80,389
Total	798	47

(1)	Includes amounts under contract or committed.

April 1, 2006 through June 30, 2007

	Total Units Committed (1)	Total Units Closed 6/30/07	Average Price Closed Units	Remaining Units To Close(2)
Beazer Homes
Breakfast Point	70	--	$ N/A	70
Laguna West	350	--	N/A	350
SouthWood	163	143	45,003	20
Victoria Park	179	179	66,369	--
Shea Homes
Victoria Park	705	--	N/A	705
David Weekley Homes
Hawks Landing	99	40	60,900	59
Palmetto Trace	56	56	78,509	--
PineWood	70	--	N/A	70
RiverCamps on Crooked Creek	3	3	209,667	--
SouthWood	140	21	101,661	119
Victoria Park	115	115	97,248	--
WaterSound	7	7	144,248	--
RiverTown	93	--	N/A	93
Total	2,050	564		1,486

(1)	Includes lots under contract or committed.
(2)	Units not under contract are excluded from data on Tables 6 and 7.

Table 9
Residential Real Estate Sales Activity
Three Months Ended June 30,
($ in thousands)
	2007				2006
	Units Closed	Avg. Price	Accepted (1)	Avg. Price	Units Closed	Avg. Price	Accepted (1)	Avg. Price
Artisan Park (2)
Home Sites	0	$0.0	0	$0.0	0	$0.0	0	$0.0
Single-Family Homes	8	643.5	1	625.0	27	635.7	2	494.5
Multifamily Homes	1	409.9	1	409.9	49	396.1	5	438.9
Hawks Landing
Home Sites	28	68.7	28	68.7	0	0.0	15	76.7
Palmetto Trace
Home Sites	3	83.5	3	83.5	8	78.0	8	78.0
Single-Family Homes	8	263.9	8	263.9	26	320.6	2	201.0
Paseos (2)
Single-Family Homes	0	0.0	0	0.0	26	504.2	0	0.0
Port St. Joe Primary
Home Sites	3	64.2	3	64.2	5	23.8	0	0.0
RiverCamps on Crooked Creek
Home Sites	2	139.9	2	139.9	3	209.7	3	209.7
Rivercrest (2)
Single-Family Homes	3	263.9	2	278.3	81	209.0	0	0.0
Saussy Burbank
Single-Family Homes	40	280.1	33	225.3	153	283.5	173	294.1
SevenShores
Multifamily Homes	0	0.0	(3)	990.6	0	0.0	9	1,103.8
SouthWood
Home Sites	41	90.4	37	82.8	6	118.3	(1)	52.0
Single-Family Homes	1	264.0	1	264.0	41	312.8	3	367.7
St. Johns G &CC
Home Sites	0	0.0	0	0.0	0	0.0	2	157.5
Single-Family Homes	1	423.0	0	0.0	17	535.2	8	510.3
SummerCamp Beach
Home Sites	0	0.0	0	0.0	5	350.4	5	324.6
Single-Family Homes	0	0.0	0	0.0	0	0.0	0	0.0
The Hammocks
Home Sites	1	79.0	1	79.0	0	0.0	0	0.0
Single-Family Homes	1	206.0	1	206.0	19	154.2	0	0.0
Victoria Park
Home Sites	0	0.0	168	38.1	6	170.7	4	137.3
Single-Family Homes	1	902.0	1	910.6	50	306.9	18	349.4
WaterColor
Home Site	4	642.1	3	647.4	1	321.4	1	321.4
Single/Multifamily Homes	0	0.0	0	0.0	1	840.7	0	0.0
PRC Shares	0	0.0	0	0.0	0	0.0	0	0.0
WaterSound
Home Sites	1	180.0	1	180.0	7	144.2	7	144.2
Homes	0	0.0	1	1,325.0	0	0.0	0	0.0
WaterSound Beach
Home Sites	2	1,456.9	2	1,456.9	0	0.0	0	0.0
Single-Family Homes	3	1,494.7	2	1,774.4	1	1,038.0	4	1,126.1
PRC Shares	0	0.0	0	0.0	0	0.0	0	0.0
WaterSound West Beach
Home Sites	8	327.8	9	317.1	2	293.9	2	293.9
Single-Family Homes	0	0.0	0	0.0	0	0.0	0	0.0
WindMark Beach
Home Sites	1	253.9	1	253.9	0	0.0	0	0.0

Total – Home Sites	94	$159.3	258	$78.8	43	$157.6	46	$146.9
Total – Single Family Homes	66	$386.9	50	$335.7	442	$319.0	210	$324.7
Total – Multifamily Homes	1	$409.9	(2)	$640.5	49	$396.1	14	$808.5

(1)
Contracts accepted during the quarter.  Contracts accepted and closed in the same quarter are also included as units closed.  Average prices shown reflect variations in the product mix across time periods as well as price changes for similar product.

(2)	JOE owns 74 percent of Artisan Park and 50 percent of each of Paseos and Rivercrest. Sales from Paseos and Rivercrest are not consolidated with the financial results of residential real estate.

Table 10
Commercial Land Sales
Three Months Ended June 30,

	Number of Sales	Acres Sold	Gross Sales Price (in thousands)	Average Price/Acre (in thousands)
2007
Northwest Florida	6	24	$4,970	$207
Other	1	4	1,109	277
Total	7	28	$6,079	$217
2006
Northwest Florida	5	34	$9,509	$282

Table 11
Rural Land Sales
Three Months Ended June 30,

	Number of Sales	Acres Sold	Gross Sales Price (in thousands)	Average Price/Acre (in thousands)
2007
FloridaWild	--	--	$--	$--
Woodlands	15	34,730	52,907	1.5
Other	--	--	--	--
Total	15	34,730	$52,907	$1.5
2006
Florida Wild	2	2,910	12,477	4.3
Woodlands	19	5,230	11,409	2.1
Other	2	269	2,541	9.4
Total	23	8,409	$26,427	$3.1

During the second quarter of 2007, JOE sold 33,035 acres of its Georgia Woodlands for $46.4 million which generated a pre-tax gain of $2.8 million.

FINANCIAL DATA
($ in millions except per share amounts)
Summary Balance Sheet

	June 30, 2007	December 31, 2006
Assets
Investment in real estate	$887.6	$1,213.5
Cash and cash equivalents	20.2	36.9
Accounts receivable	13.6	25.8
Prepaid pension asset	103.0	100.9
Property, plant and equipment, net	42.5	44.6
Other assets	173.5	138.7
Assets held for sale	93.9	--
Total assets	$1,334.3	$1,560.4

Liabilities and Stockholders’ Equity
Debt	428.5	627.1
Accounts payable, accrued liabilities	243.9	250.6
Deferred income taxes	102.3	211.1
Liabilities of assets held for sale	60.4	--
Total liabilities	835.1	1,088.8
Minority interest	7.4	10.5
Total stockholders’ equity	491.8	461.1
Total liabilities and stockholders’ equity	$1,334.3	$1,560.4

Debt Schedule

	June 30, 2007	December 31, 2006
Revolving debt facility	$20.0	$60.0
Senior notes	240.0	307.0
Bridge loan	100.0	100.0
Acquisition and other debt	4.0	4.0
Other collateralized/specific asset related debt	64.5	156.1
Total debt	$428.5	$627.1

Included at December 31, 2006 was $111.8 million of mortgage debt related to our office building portfolio. Such debt is included in the caption Liabilities of assets held for sale in the amount of $58.0 million as of June 30, 2007.

Consolidated Results

	Quarter Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Revenues
Real estate sales	$89.4	$120.2	$171.8	$220.7
Rental revenue	1.0	0.6	1.4	1.0
Timber sales	9.5	7.8	16.4	16.3
Other revenues	12.8	12.5	19.4	20.1
Total revenues	112.7	141.1	209.0	258.1
Expenses
Cost of real estate sales	66.5	63.2	92.9	122.8
Cost of rental revenue	1.1	0.6	1.7	0.9
Cost of timber sales	7.2	6.4	13.2	12.2
Cost of other revenues	11.4	12.1	19.4	20.0
Other operating expenses	16.4	15.7	31.4	33.0
Corporate expense, net	9.2	13.6	17.1	29.3
Restructuring charge	(0.2)	--	3.0	--
Depreciation and amortization	4.6	4.5	9.1	9.0
Total expenses	116.2	116.1	187.8	227.2
Operating (loss) profit	(3.5)	25.0	21.2	30.9
Other income (expense)	(4.6)	(0.1)	(3.8)	(1.8)
Pretax (loss) income from continuing operations	(8.1)	24.9	17.4	29.1
Income tax (expense) benefit	3.1	(9.9)	(3.3)	(11.8)
Minority interest expense	(0.3)	(2.7)	(0.8)	(4.9)
Equity in income of unconsolidated affiliates	--	2.6	1.0	5.4
Discontinued operations, net of tax	30.6	4.1	30.7	4.9
Net income	$25.3	$19.0	$45.0	$22.7
Net income per diluted share	$0.34	$0.25	$0.60	$0.30

Weighted average diluted shares outstanding (In 000’s)	74,302	74,541	74,280	74,741

Revenues by Segment

	Quarter Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Residential
Real estate sales	$30.8	$88.6	$60.9	$170.5
Rental revenue	1.0	0.5	1.2	0.8
Other revenues	12.7	12.3	19.4	19.8
Total Residential	44.5	101.4	81.5	191.1
Commercial
Real estate sales	5.7	5.2	11.3	8.1
Rental revenue	--	0.1	0.2	0.2
Other revenues	0.1	0.2	--	0.3
Total Commercial	5.8	5.5	11.5	8.6
Rural Land sales
Real estate sales	52.9	26.4	99.6	42.1
Total Rural Land sales	52.9	26.4	99.6	42.1
Forestry sales	9.5	7.8	16.4	16.3
Total revenues	$112.7	$141.1	$209.0	$258.1

 Quarterly Segment Pretax Income (Loss)
From Continuing Operations

	June 30, 2007	Mar 31, 2007	Dec 31, 2006	Sept 30, 2006	June 30, 2006	Mar 31, 2006	Dec 31, 2005	Sept 30, 2005	June 30, 2005
Residential	$(0.8)	$(5.4)	$4.3	$(7.6)	$17.2	$10.2	$40.6	$26.9	$55.0
Commercial	0.5	0.3	13.9	8.6	1.9	0.9	5.2	13.8	2.6
Rural Land sales	7.2	40.4	26.7	12.2	22.1	11.4	19.1	11.7	10.1
Forestry	1.4	0.4	--	1.4	0.9	2.0	0.4	0.6	1.6
Corporate and other	(16.4)	(10.2)	(18.9)	(16.3)	(17.2)	(20.3)	(15.0)	(16.1)	(15.3)
Pretax (loss) income from continuing operations	$(8.1)	$25.5	$26.0	$(1.7)	$24.9	$4.2	$50.3	$36.9	$54.0

Discontinued Operations, Net of Tax

	Quarter Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Loss on sale of Saussy Burbank, net of tax	$(0.1)	$--	$(0.1)	$--
Income from Saussy Burbank operations, net of tax (1)	0.5	2.0	1.2	3.3
Gain from sale of office buildings, net of tax	28.2	2.7	28.2	2.7
Income (loss) from office buildings, net of tax	2.0	(0.6)	1.4	(1.1)
Net income from discontinued operations	$30.6	$4.1	$30.7	$4.9

(1)	Six months ended June 30, 2007, includes a $2.2 million impairment charge to approximate fair value, less costs to sell, of Saussy Burbank.

Other Income (Expense)

	Quarter Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Dividend and interest income	$1.4	$1.1	$2.7	$2.9
Interest expense	(6.5)	(3.1)	(11.2)	(5.0)
Other	0.5	1.9	4.7	0.3
Total	$(4.6)	$(0.1)	$(3.8)	$(1.8)